FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUL 31 1979

WM. SWACKHAMER - SECRETARY OF STATE

No. 4252-79

Filing Fee, $75.00
By: Evans an d Bilyeu
P.O. Box 511
Elko, Nevdda 89801

ARTICLES OF INCORPORATION

OF

LUDWIG EXPLORATION COMPANY

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, have voluntarily associated ourselves together for the purpose of forming a Corporation under the laws of the State of Nevada relating to general corporations, and we do hereby certify:

I.

That the name of the Corporation is LUDWIG EXPLORATION COMPANY.

II.

That the principal office of this Corporation shall be P. O. Box 511, 575 Court Street, Elko, Nevada, 89801, but the corporation may maintain an office in such towns, cities and places outside the State of Nevada as the Board of Directors may from time to time determine, or as may be designated by the By-Laws of said Corporation.

III.

The objects or purposes proposed to be transacted, promoted and carried on by the Corporation are any lawful business, industry, enterprise or undertaking permitted under the laws of the State of Nevada.

IV.

The total authorized capital stock of the Corporation is SEVENTY-FIVE THOUSAND DOLLARS ($75,000.00), divided into 75,000 shares, of the par value of ONE DOLLAR ($1.00) each.

V.

The members of the governing board of the Corporation shall be styled "Directors". The property, affairs and bussiness of the Corporation shall be managed by the Board of Directors (hereinafter called collectively the "Board"), and the Board may exercise all of the powers of the Corporation without action by the stockholders, except as otherwise expressly provided by statute or by these Articles of Incorporation, or by the By-Laws.

The number of Directors of the Corporation shall be not less than three(3), nor more than five (5).

VI.

The names, post office addresses and residences of the first Board of Directors are:

Norman E. Ludwig
1325 Parkview Drive
Elko, Nevada 89801

Nancy Bilyeu
P. O. Box 511
831 'B' Street
Elko, Nevada 89801

Bonnie Ludwig
1325 Parkview Drive
Elko, Nevada 89801

VII.

The capital stock of this Corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay debts of the Corporation, and no paid-up stock and stock issued as fully paid, shall ever be assessable ar assessed.

VIII.

The names, post office addresses and residences of each of the incorporators signing these Articles of Incorporation are as follows:

Norman E. Ludwig
1325 Parkview Drive
Elko, Nevada 89801

Nancy Bilyeu
P. O. Box 511
831 'B' Street
Elko, Nevada 89801

Bonnie Ludwig
1325 Parkview Drive
Elko, Nevada 89801

IX.

The period of existence of this Corporation shall be perpetual.

X.

The Directors shall have the power to make and adopt the By-Laws of the Corporation; the By-Laws made by the Directors under the powers so conferred may be altered, amended or repealed by the Directors or by the stockholders entitled to vote at any meeting called or held for the purpose.

WE, THE UNDERSIGNED, being each of the original incorporators hereinbefore named, for the purpose of forming a Corporation to do business both within and without the State of Nevada, and in pursuance of the general corporation laws of the State of Nevada, do make and file this certificate, hereby declaring and certifying that the facts hereinabove stated are true, and accordingly have hereunto set our hands

this 25th day of July, 1979.

Norman E. Ludwig
NORMAN E. LUDWIG

Nancy Bilyeu
NANCY BILYEU

Bonnie Ludwig
BONNIE LUDWIG

STATE OF NEVADA)
) SS.
COUNTY OF ELKO)

On this 25th day of July, 1979, personally appeared before me, a Notary Public, NORMAN E. LUDWIG, NANCY BILYEU, and BONNIE LUDWIG, who acknowledged to me that they executed the foregoing Articles of Incorporation.

Nancy M Jester
NOTARY PUBLIC

NANCY M. JESTER
Notary Public - State of Nevada
Elko County, Nevada
My Commission Expires May 18, 1980

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

FEB 21 1996
No. 4252-79
Dean Heller
DEAN HELLER, SECRETARY OF STATE

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

LUDWIG EXPLORATION, INC.

Pursuant to the provisions of the Nevada General Corporation Law (Chapter 74 of Nevada Revised Statutes), the undersigned corporation hereby adopts the following Articles of Amendment to its Articles Incorporation's.

FIRST: The name of the corporation is :

LUDWIG EXPLORATION, INC.

SECOND: The following Amendments to Articles of Incorporation were duly adopted by the shareholders of the corporation:

ARTICLE 1

RECEIVED

FEB 21 1996

Secretary of State

The name of the corporation is :

PREMA Systems, Inc.

ARTICLE IV

The total number of voting common stock authorized that may be issued by the Corporation is One Hundred Million (100,000,000) shares of stock with a par value of one-tenth of one cent ($0.001) per share and no other class of common stock shall be authorized. Each of said shares shall have equal voting rights, shall not have cumulative voting rights, and said shares may be issued by the Corporation from time to time upon such terms and conditions and for such consideration as may be determined by the Board of Directors.

THIRD: The foregoing amendments to the Articles of Incorporation were adopted by the shareholders and directors of the Corporation on

the 29th day of December, 1995, in the manner prescribed by the laws of the State of Nevada.

FOURTH: The number of shares issued and outstanding on that date was 11,657,000 shares and the number of shares entitled to vote was 11,657,000 shares.

FIFTH: The number of shares voted for said Amendments was 10,100,000 shares and the number of shares voted against said Amendments was -0-.

SIXTH: No class of shares was entitled to vote thereon as a class.

SEVENTH: The manner in which any exchange, reclassification or cancellation of issued and outstanding shares shall take place is as follows:

<u>Reverse Split of Common Stock</u>

Each share of common stock par value $0.001 outstanding as of 29 Dec., 1995 shall now be equivalent to one-half share of the corporation's common stock par value $0.001.

NOTARY PUBLIC
STATE OF UTAH
My Commission Expires
September 23, 1998
JANAMARIE McALLISTER
1457 East Thistle Downs Dr.
Sandy, Utah 84092

President
Darrel Credil

NOTARY PUBLIC
STATE OF UTAH
My Commission Expires
September 23, 1998
JANAMARIE McALLISTER
1457 East Thistle Downs Dr.
Sandy, Utah 84092

Secretary
Rex Lundgreen

STATE OF Utah)
:ss
COUNTY OF Salt Lake)

On the 15th day of January, 1996, personally appeared before me, Darrel Credil and Rex Lundgreen, the signers of the above instrument, who duly acknowledged to me that he executed the same.

FILE NUMBER

C4252-1979

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Prema Systems, Inc

(Name of Corporation)

FOR THE FILING PERIOD OF 07/2001 TO 07/2005

Filed in the office of	Document Number 20050164950-72
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 05/04/2005 10:05 AM
	Entity Number C4252-1979

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Business Filings Incorporated
6100 Neil Road
Suite 500
Reno, NV 98511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filingfee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Randy Drew	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
248 Westminster Ave	Venice	CA	90291
NAME	TITLE(S)		
Randy Drew	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
248 Westminster Ave	Venice	CA	90291
NAME	TITLE(S)		
Randy Drew	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
248 Westminster Ave	Venice	CA	90291
NAME	TITLE(S)		
Randy Drew	DIRECTOR		
ADDRESS	CITY	St	Zip
248 Westminster Ave	Venice	CA	90291

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer

Title President

Date 04/29/05

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

PREMA SYSTEMS, INC.

FILE NUMBER

4252-1979

FOR THE PERIOD JUL 2000 TO 2001. DUE BY JUL 31, 2000.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 34766

GATEWAY ENTERPRISES INC

3230 E FLAMINGO RD STE 156
LAS VEGAS NV 89121

FOR OFFICE USE ONLY
FILED (DATE)

FILED
AUG 0 1 2000
Dean Heller
Secretary of State

☐ **IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.**

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute **a certificate** to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00 **PENALTY: $15.00**

NAME	TITLE(S)	P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP
BARRY FERGUSON	PRESIDENT		8910 RIVER RD	DELTA	BRITISH CN	~~B7E 5X6~~ V4G 1B5
TED MYRAH	SECRETARY		8910 RIVER RD	DELTA	BRITISH CN	~~B7E 5X6~~ V4G 1B5
	TREASURER (SAME AS SECRETARY)					
	DIRECTOR					
	DIRECTOR					

I hereby certify this annual list.

X Signature of Officer [signature] SECRETARY

Date JULY 28, 2000

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Prema Systems, Inc

(Name of Corporation)

C4252-1979

FOR THE FILING PERIOD OF 07/2001 TO 07/2005

Filed in the office of	Document Number
Dean Heller	20050164950-72
Secretary of State	Filing Date and Time: 05/04/2005 10:05 AM
State of Nevada	Entity Number: C4252-1979

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Business Filings Incorporated
6100 Neil Road
Suite 500
Reno, NV 98511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filingfee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Randy Drew	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
248 Westminster Ave	Venice	CA	90291
NAME	**TITLE(S)**		
Randy Drew	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
248 Westminster Ave	Venice	CA	90291
NAME	**TITLE(S)**		
Randy Drew	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
248 Westminster Ave	Venice	CA	90291
NAME	**TITLE(S)**		
Randy Drew	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
248 Westminster Ave	Venice	CA	90291

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer __________ **Title** President **Date** 04/29/05

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	00000174563-76
	Filing Date and Time: 05/04/2005 10:05 AM
	Entity Number: C4252-1979

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Prema Systems, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED, that the Certificate of Incorporation of this Corporate be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows: "The name of the Corporation is Urban Community Enhancement Corp."

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "THIRD" so that, as amended, said Article shall be and read as follows: The aggregate number of shares of stock which the Company shall have authority to issue is 100,000,000, consisting of 100,000,000 shares of common stock, having a par value of $.001 per share (the "Common Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: seventy percent.

4. Effective date of filing (optional): 5/4/05

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	00000174564-87
	Filing Date and Time 05/04/2005 10:05 AM
	Entity Number C4252-1979

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Prema Systems, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 common par value .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

100,000,000 common par value .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

shares decreased by 1 share for 200 shares

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

all fractional shares rounded up to whole share

7. Effective date of filing (optional): 5/4/05

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] President

Signature / Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20050616840-32
	Filing Date and Time 12/15/2005 11:45 AM
	Entity Number C4252-1979

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Urban Community Enhancement Corp.

2. The articles have been amended as follows (provide article numbers, if available):

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows: "The name of the Corporation is "Vision Digital Multimedia Corporation".

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered "THIRD" so that, as amended, said Article shall be and read as follows: "The aggregate number of shares of stock which the Company shall have authority to issue is 200,000,000, consisting of 200,000,000 shares of common stock, having a par value of $.001 per share (the "Common Stock")."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

VISION DIGITAL MULTIMEDIA CORPORATION

(Name of Corporation)

C4252-1979

FOR THE FILING PERIOD OF 7/2005 TO 7/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED
6100 NEIL ROAD, SUITE 500
RENO, NV 89511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	**20050623215-16**
	Filing Date and Time **12/20/2005 6:24 AM**
	Entity Number **C4252-1979**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
JONGWOO KIM	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
NAME	TITLE(S)		
JONGWOO KIM	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
NAME	TITLE(S)		
E-WHA JUNG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
NAME	TITLE(S)		
GUNIL KIM	DIRECTOR		
ADDRESS	CITY	St	Zip
C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
M. RICHARD CUTLER

Title LEGAL COUNSEL

Date 12/20/2005 6:20:25 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

VISION DIGITAL MULTIMEDIA CORPORATION

FILE NUMBER: C4252-1979

NAME	TITLE(S)	ADDRESS	CITY	ST	ZIP
JONGWOO KIM	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
E-WHA JUNG	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
CHUNGKI SEO	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
NANKI CHO	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
SUNGYEOI KIM	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909
SUNGHWAN KIM	DIRECTOR	C/O CUTLER LAW GROUP 3206 WEST WIMBLEDON DR, USA	AUGUSTA	GA	30909

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

Clinicares, Inc.

(Name of Corporation)

C4252-1979

FOR THE FILING PERIOD OF 1/1/06 TO 12/31/07

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED
6100 NEIL RD STE 500
RENO, NV 89511

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20070756980-24
Filing Date and Time
11/05/2007 10:10 AM
Entity Number
C4252-1979

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** and all directors must be named. Have an **Officer** sign the form. ***FORM WILL BE RETURNED IF UNSIGNED***
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Song Moon Hong	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
7F, Byeoksong B/D, 13-3, Changjeon, Mapo	Seoul, 121-881	S. Korea	
NAME	TITLE(S)		
Jongwoo Kim	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
7F, Byeoksong B/D, 13-3, Changjeon, Mapo	Seoul, 121-881	S. Korea	
NAME	TITLE(S)		
Jongwoo Kim	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
7F, Byeoksong B/D, 13-3, Changjeon, Mapo	Seoul, 121-881	S. Korea	
NAME	TITLE(S)		
Kee Hyeuk Kwon	DIRECTOR		
ADDRESS	CITY	ST	ZIP
7F, Byeoksong B/D, 13-3, Changjeon, Mapo	Seoul, 121-881	S. Korea	

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ______________________ Title Legal Counsel Date 10/25/07

Signature of Officer

Directors of Clinicares, Inc.

Kee Hyeuk Kwon
Ki Tae Kwon
Il Hwan Yoon

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

CLINICARES, INC. | C4252-1979

(Name of Corporation)

FOR THE FILING PERIOD OF 7/2007 TO 7/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED
6100 NEIL RD STE 500
RENO, NV 89511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number
	20070811439-45
	Filing Date and Time
Ross Miller	11/29/2007 5:52 PM
Secretary of State	Entity Number
State of Nevada	C4252-1979

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
SONG MOON HONG	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
7F BYEOKSONG B/D 13-3 CHANGJEON MAPO	SEOUL 121-881 S KOREA	XX	XXXXX
NAME	**TITLE(S)**		
JONGWOO KIM	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
7F BYEOKSONG B/D 13-3 CHANGJEON MAPO	SEOUL 121-881 S KOREA	XX	XXXXX
NAME	**TITLE(S)**		
JONGWOO KIM	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
7F BYEOKSONG B/D 13-3 CHANGJEON MAPO	SEOUL 121-881 S KOREA	XX	XXXXX
NAME	**TITLE(S)**		
IL HWAN YOON	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
5F, DAEHAN 63 B/D, 60, YEOUIDO, YUNGDEUNGPO	SEOUL 150-763 S KOREA	XX	XXXXX

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
SONG MOON HONG

Title PRESIDENT

Date 11/29/2007 5:58:44 PM